                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event Reported): March 8, 2000

                                   ARIBA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                    7372                  77-0439730
-------------------------------   ----------------       ---------------------
(State or Other Jurisdiction of   (Commission File         (I.R.S. Employer
         Incorporation)               Number)            Identification Number)

                              1565 Charleston Road
                         Mountain View, California 94043
                                 (650) 930-6200
--------------------------------------------------------------------------------
 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

         The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K filed March 21, 2000, for the event of March 8, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS.

         Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A are the balance sheets of Tradex Technologies, Inc. as of March 31, 1999 and 1998, and the related statements of operations, stockholders' equity (deficiency), cash flows for the years then ended along with the notes to the financial statements. Also included are the unaudited balance sheets of Tradex Technologies, Inc. as of December 31, 1999 and the unaudited statements of operations and cash flows for the nine months ended December 31, 1999 and 1998.

         (b) PRO FORMA FINANCIAL INFORMATION.

         The following documents appear as exhibit 99.2 to this Current Report on Form 8-K/A:

         (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1999;

         (2) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 1999;

         (3) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the quarter ended December 31, 1999;

         (4) Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

         (c)  EXHIBITS.

              2.1* Agreement and Plan of Reorganization, dated as of December 16, 1999, among Ariba, Inc., Apache Merger Corp. and Tradex Technologies, Inc.

              2.2*     Amendment No. 1 to Agreement and Plan of
                       Reorganization, dated as of January 24, 2000, among Ariba, Inc., Apache Merger Corporation and Tradex Technologies, Inc.

              23.1     Consent of Ernst & Young LLP

              99.1     Financial Statements of Tradex Technologies, Inc.

              99.2 Unaudited Pro Forma Condensed Consolidated Financial Information

              *Incorporated by reference to Exhibits 2.1 and 2.2 to the Registrant's Form 8-K filed March 21, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ARIBA, INC.

DATE:  May 16, 2000                  By: /S/ Edward P. Kinsey
                                         ------------------------
                                         Edward P. Kinsey
                                         Chief Financial Officer, Executive
                                         Vice-President-Finance
                                         and Administration and
                                         Secretary (Principal
                                         Financial and Accounting Officer)

                                INDEX TO EXHIBITS

       Exhibit                                      Description
       -------                                      -----------

         2.1*     Agreement and Plan of Reorganization, dated as of December
                  16, 1999, among Ariba, Inc., Apache Merger Corp. and
                  Tradex Technologies, Inc.

         2.2*     Amendment No. 1 to Agreement and Plan of
                  Reorganization, dated as of January 24, 2000, among Ariba, Inc., Apache Merger Corporation and Tradex
                  Technologies, Inc.

         23.1     Consent of Ernst & Young LLP

         99.1     Financial Statements of Tradex Technologies, Inc.

         99.2     Unaudited Pro Forma Condensed Consolidated Financial
                  Information


*Incorporated by reference to Exhibits 2.1 and 2.2 to the Registrant's Form 8-K filed March 21, 2000.